Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of I-ON Communications Corp. (the “Company”) for the fiscal year ended December 31, 2017, the undersigned Jae Cheol James Oh, the Chief Executive and Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 8, 2018	/s/ Jae Cheol James Oh
Name: Jae Cheol James Oh
Title: Chairman, Chief Executive and Financial Officer
(Principal Executive, Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to I-ON Communications Corp. and will be retained by I-ON Communications Corp. and furnished to the Securities and Exchange Commission upon request.